STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Operating expenses:
General and administrative	$ 16,757	$ 40,035
Total operating expenses	16,757	40,035
Net loss	$ (16,757)	$ (40,035)
Basic and Diluted Loss Per Share	$ (0.00)	$ (0.00)
Weighted average common shares outstanding - basic and diluted	3,305,000	3,305,000